SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10,1999
                                                          -------------


                        PHILADELPHIA SUBURBAN CORPORATION
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                    1-6659                 23-1702594
---------------               ------------            --------------
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)            Identification
 incorporation)                                          Number)


   762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania        19010
   -------------------------------------------------     ----------
     (Address of principal executive offices)            (Zip Code)


                                 (610) 527-8000
                       ---------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                       ---------------------------------
         (Former name or former address, if changed since last report.)



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Item 2.   Acquistion or Disposition of Assets

          The previously announced agreement to merge Consumers Water Company ("Consumers") with and into Consumers Acquistion Company ("Acquistion"), a wholly-owned subsidiary of Philadelphia Suburban Corporation ("Registrant") was consummated as of the close of business on March 10, 1999. The transaction was completed pursuant to the Amended and Restated Agreement and Plan of Merger dated August 5, 1998 (the "Agreement") among Consumers, Acquistion and Registrant, which was approved by the shareholders of each company on November 16, 1998. Pursuant to the terms of the Agreement, each shareholder of Consumers will receive 1.432 shares of Registrant's Common Stock for each share of Consumers Common Stock and 5.649 shares of Registant's Common Stock for each share of Consumers Preferred Stock. The exchange ratio for the Consumers Common Stock was calculated in accordance with the Agreement and is equal to the quotient determined by dividing $32.00 by the Calculation Price, rounded to the nearest one-thousandth of a dollar. The Calculation Price is the volume weighted average, rounded to the nearest one-thousandth of a dollar of the trading prices for Registrant's Common Stock for each of the ten consecutive trading days ending five business days before the Determination Date of March 9, 1999. As provided in the Agreement, the exchange ratio for the Consumers Preferred Stock is the product of 3.945 times the exchange ratio for the Consumers Common Stock. Thus, the 9,046,823 shares of Consumers Common Stock outstanding on March 10, 1999 will be exchanged for 12,955,051 shares of Registrant's Common Stock and the 10,438 shares of Consumers Preferred Stock outstanding on March 10, 1999 will be exchanged for 58,964 shares of Registrant's Common Stock.

          In the transaction, the subsidiaries of Consumers will become subsidiaries of Acquisition, which will change its name to Consumers Water Company. These subsidiaries operate water and wastewater systems in five states (Ohio, Illinois, Pennsylvania, New Jersey and Maine), serving approximately 800,000 residents in those states. Registrant intends to continue the operations of these subsidiaries.


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Item 5.   Other Events.

          The disclosure contained in the Press Release attached hereto as
          Exhibit 99.1 is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

          (a) Financial Statements

              As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after March 12, 1999.

          (b) Pro Forma Financial Information

              As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 60 days after March 12, 1999.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PHILADELPHIA SUBURBAN CORPORATION




Date:March 12, 1999                      /s/ Roy H. Stahl
                                             ---------------------------------
                                             Name:  Roy H. Stahl
                                             Title: Senior Vice President and
                                                    General Counsel



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                                  EXHIBIT INDEX


Exhibit                                                        Page

  2.1    Amended and Restated Agreement and                     -
         of Merger, dated as of August 5, 1998,
         by and among Philadelphia Suburban
         Corporation, Consumers Water Company
         and Consumers Acquisition Company.
         (Incorporated by reference from
         Registration Statement on Form S-4,
         filed with the Securities and Exchange
         Commission on September 11, 1998.)

  99.1   Press release dated March 11, 1999                    6-7